EXHIBIT 32.1
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                            CERTIFICATION PURSUANT TO
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                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
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The undersigned, the Chief Executive Officer of Troy Financial Corporation (the "Company"), hereby certifies that to his knowledge on the date hereof:

         (a) the Form 10-Q/A of the Company for the three month and nine month periods ended June 30, 2003 filed on the date hereof with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (b) information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Company.

                                  /s/ Daniel J. Hogarty, Jr.
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                                      Daniel J. Hogarty, Jr.
                                      Chairman of the Board, President
                                      and Chief Executive Officer
                                      August 21, 2003



A signed original of this written statement required by Section 906 has been provided to Troy Financial Corporation and will be retained by Troy Financial Corporation and furnished to the Securities and Exchange Commission or its staff upon request.